Empresa Mixta Ecosocialista Siembra Minera, S.	12 Months Ended
Dec. 31, 2017
Empresa Mixta Ecosocialista Siembra Minera, S. [Abstract]
Empresa Mixta Ecosocialista Siembra Minera, S.

Note 8.      Empresa Mixta Ecosocialista Siembra Minera, S.A.:

In October 2016, together with an affiliate of the government of Venezuela, we established Empresa Mixta Ecosocialista Siembra Minera, S.A. ("Siembra Minera"). The primary purpose of this entity is to develop the Siembra Minera Project.

Siembra Minera is beneficially owned 55% by Corporacion Venezolana De Mineria, S.A., a Venezuelan government corporation, and 45% by Gold Reserve. Siembra Minera holds certain gold, copper, silver and other strategic mineral rights contained within Bolivar State comprising the Siembra Minera Project (which has a 20 year term with two 10 year extensions) and is, among other things authorized, via Presidential Decrees and Ministerial resolutions, to carry on its business, pay a net smelter return royalty to Venezuela on the sale of gold, copper, silver and any other strategic minerals over the life of the project and provide net profits participation based on the sales price of gold per ounce. Pursuant to the Settlement Agreement, both parties will retain their respective interest in Siembra Minera in the event the settlement payments are not made by Venezuela.

The Company's cumulative expenditures associated with Siembra Minera through December 31, 2017 amounted to approximately $9.2 million. These expenditures primarily include costs associated with consultants working on the Siembra Minera Project, which have been recognized in the Consolidated Statements of Operations.